CONSOLIDATED STATEMENTS OF INCOME (USD $) In Thousands, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
REVENUES:
Time charter revenues, net of prepaid charter revenue amortization	$ 56,631	$ 26,992	$ 5,735
EXPENSES:
Voyage expenses	1,404	731	267
Vessel Operating Expenses	28,969	11,134	2,885
Depreciation	12,476	5,937	1,454
Management fees	1,551	650	203
General and administrative expenses	3,468	3,442	3,524
Foreign currency losses / (gains)	(194)	18	(1,044)
Operating income / (loss)	8,957	5,080	(1,554)
OTHER INCOME / (EXPENSES):
Interest and finance costs	(3,066)	(1,604)	(511)
Interest income	78	154	64
Total other expenses, net	(2,988)	(1,450)	(447)
Net income / (loss)	$ 5,969	$ 3,630	$ (2,001)
Earnings / (loss) per common share, basic and diluted	$ 0.22	$ 0.23	$ (0.45)
Weighted average number of common shares, basic	26,934,533	15,536,028	4,449,431
Weighted average number of common shares, diluted	26,934,533	15,543,916	4,449,431